UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2015


                                GroGenesis, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-168337              42-1771870
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

    Highway 79 North, Springville, TN                            38256
(Address of principal executive offices)                       (Zip Code)

         Registrant's telephone number, including area code 855-691-4764


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 -  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
           CERTAIN OFFICERS.

DEPARTURE OF CHIEF FINANCIAL OFFICER

On April 24, 2015, Ron Evinou resigned as Chief Financial Officer of GroGenesis, Inc. (the "Company"). Mr. Evinou had no disagreement with the Company in connection with his resignation.

APPOINTMENT OF CHIEF FINANCIAL OFFICER

Effective April 24, 2015, the Board of Directors of the Company appointed its current Chief Executive Officer, President, Secretary and Treasurer, Joseph Fewer, to act as the interim Chief Financial Officer of the Company. To the extent required by Item 5.02(c) of Form 8-K, the information regarding Mr. Fewer included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2014 (as filed with the Securities and Exchange Commission on October 7,
2014), is incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On April 16, 2015 the Company issued a press release announcing that it has entered into a non-binding letter of intent with Hill Chemical, Inc. for the purpose of sub-contracted blending, packaging and shipping of its AgraBlast and AgraBlast liquid concentrate product lines. A copy of this press release is attached hereto as Exhibit 99.1.

On April 23, 2015 the Company issued a press release announcing that it has retained TDM Financial, the owner and operator of the SECFilings.com website, to provide marketing, outreach, and management services. A copy of this press release is attached hereto as Exhibit 99.2.

The information set forth under Item 8.01 of this Current Report on Form 8-K is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute "forward-looking statements" defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                    Exhibit Description
-----------                    -------------------
   99.1          Press Release dated April 16, 2015
   99.2          Press Release dated April 23, 2015

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GROGENESIS, INC.


Date: April 28, 2015                By:  /s/ Joseph Fewer
                                       -----------------------------------------
                                    Name:  Joseph Fewer
                                    Title: Chief Executive Officer and President

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